                                                           ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-52707 for Hartford Life and Annuity Insurance Company Separate Account Three on Form N-4.

                                                           /s/ Arthur Andersen
Hartford, Connecticut
April 7, 2000